Equity (Details) - Schedule of reconciliation of the fair value measurements $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Schedule of reconciliation of the fair value measurements [Abstract]
Balance of liability due to Warrants at January 1, 2020	$ 7
Reclassification of warrants to liability	464
Net change in fair value of the Warrant designated at fair value through profit or loss	(468)
Balance of liability due to Warrants at December 31, 2020	$ 3